SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



                        Date of Report: DECEMBER 1, 2003



                          ROBOTIC VISION SYSTEMS, INC.
             (Exact name of Registrant as specified in its charter)


        DELAWARE                0-8623                  11-2400145
(State of incorporation) (Commission File No.) (IRS Employer Identification No.)


                               486 AMHERST STREET
                           NASHUA, NEW HAMPSHIRE 03063
                    (Address of principal executive offices)


                  Registrant's telephone number: (603) 598-8400

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ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE.

     On December 1, 2003, we issued two press releases announcing that (a) we had closed on a refinancing of our principal credit line and (b) we had completed a one for five reverse split of our common stock. Copies of the press releases are attached as Exhibits 99.1 and 99.2 to this Form 8-K.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(a)  Financial Statements - None

(b)  Pro Forma Financial Information - None

(c)  Exhibits:


  EXHIBIT NO.       DESCRIPTION

     99.1 Press Release dated December 1, 2003 (credit agreement refinancing)

     99.2           Press Release dated December 1, 2003 (reverse stock split)


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       ROBOTIC VISION SYSTEMS, INC.



Date:  December 1, 2003                By:  /S/ PAT V. COSTA
                                            ------------------------------------
                                            Pat V. Costa
                                            Chairman and Chief Executive Officer